UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 16, 2005


                            INTERNATIONAL POWER GROUP, LTD.
                            ------------------------------
             (Exact name of registrant as specified in its charter)


                                     DELAWARE
                                     --------
                    (State of incorporation or organization)

                                     0-51449
                                     -------
                            (Commission file number)

                                   20-1686022
                                   ----------
                      (I.R.S. Employer Identification No.)


                     6 Glory Lane, Sussex, New Jersey 07461
                     --------------------------------------
                    (Address of principal executive offices)


                                 (973) 875-6423
                                  -------------
                        (Registrant's Telephone Number,
                              Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective December 16, 2005, International Power Group, Ltd., a Delaware corporation ("IPWG") accepted the resignation of Mr. John Malin as a member of the Board of Directors of IPWG. Mr. Malin is leaving as a Board member of IPWG to resolve certain personal issues.

IPWG will commence a search for a director to fill this vacancy in the near future.



Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               INTERNATIONAL POWER GROUP, LTD.

Date:  December 21, 2005                       By:   /s/ Jack Wagenti
                                               ----------------------------
                                               Jack Wagenti
                                               Vice President and Secretary